[LOGO OF       Investing
EATON VANCE
MUTUAL FUNDS   for the
APPEARS HERE]
               21st
                                                                 [PHOTO OF EARTH
               Century                                           APPEARS HERE]


     Annual Report October 31, 1997



                                      EV

                                   MARATHON

                                  STRATEGIC

                                    INCOME

                                     FUND


[PHOTO OF STOCK CERTIFICATES
APPEARS HERE]
                                                                        MARATHON


                                  EATON VANCE

                     GLOBAL MANAGEMENT-GLOBAL DISTRIBUTION

[PHOTO OF SKYLINE APPEARS HERE]

EV Marathon Strategic Income Fund as of October 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes,
President

EV Marathon Strategic Income Fund had a total return of 10.4% for the year ended October 31, 1997./1/ That return was the result of a rise in net asset value per share from $9.31 on October 31, 1996 to $9.47 on October 31, 1997, and the reinvestment of $0.787 in dividends. By comparison, the average total return of 79 Multi-Sector Income Funds as compiled by Lipper Analytical Services, Inc. a nationally recognized monitor of mutual fund performance was 9.8% for the same period./2/

A volatile period for the world's fixed-income investors...

The past fiscal year was marked by unusually high volatility in the world's fixed-income markets. Concerns over emerging nations' current account deficits, a series of currency crises in Asia, and lingering questions over the fate of European Monetary Union all contributed to rising volatility. Meanwhile, conditions in the U.S. were relatively placid, as a sound economy was accompanied by continued low inflation. In such a widely divergent investment climate, it paid to be selective.

The Fund's performance again earned high marks from Morningstar...

In the face of high volatility, the Portfolio's flexibility to invest in a broad range of markets provided a distinct advantage. Reflecting that advantage, the Fund's risk-adjusted performance through October 31 earned it a Four-Star Overall rating among taxable bond funds covered by Morningstar, Inc./3/- a nationally recognized monitor of mutual fund performance.

1998 should bring more opportunities for high-yield investors...

As we've seen, the global bond markets proved very challenging in 1997. Yet, as economic growth and development continue to alter the face of the world economy, there remain ample opportunities for fixed-income investors, both here in the U.S. and abroad. Strategic Income Portfolio will continue to monitor the markets closely in search of those opportunities. In the pages that follow, portfolio manager Mark Venezia reviews the past year in the global bond markets and offers his outlook for the year ahead.


                                        Sincerely,

                                        /s/ James B. Hawkes

                                        James B. Hawkes
                                        President
                                        December 9, 1997
--------------------------------------------------------------------------------
Fund Information
as of October 31, 1997

Performance/4/


Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------
One year                                                        10.4%
Five years                                                       8.8
Life of Fund (11/26/90)                                          7.2

SEC Average Annual Total Returns (including applicable CDSC)
-----------------------------------------------------------------------
One year                                                         5.4%
Five years                                                       8.5
Life of Fund (11/26/90)                                          7.2


Five Largest Credit Exposures/5/
-----------------------------------------------------------------------
By total net assets

[BAR GRAPH APPEARS HERE]

United States                                                   78.9%
Ireland                                                          4.4%
Norway                                                           3.3%
Argentina                                                        2.7%
Ecuador                                                          2.1%

/1/ This return does not include the applicable contingent deferred salescharge
    (CDSC).
/2/ It is not possible to invest directly in an Average or Index.
/3/ Morningstar ratings reflect historical risk-adjusted performance through 10/31/97 and are subject to change. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the funds' 3-, 5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars; the next 22.5% receive 4 stars. For the 3-year period, the Fund was rated 5 stars (1338 funds), and for the 5-year period, 4 stars (732 funds).
/4/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5%-1st year; 5%-2nd year; 4%-3rd year; 3%- 4th year; 2%-5th year; 1%-6th year.
/5/ Five largest credit weightings account for 91.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon Strategic Income Fund as of October 31, 1997

MANAGEMENT DISCUSSION

[PHOTO OF MARK S. VENEZIA APPEARS HERE]

Mark S. Venezia,
Portfolio Manager

An interview with Mark S. Venezia, portfolio manager of Strategic Income Portfolio.

Q: Mark, the Fund turned in an excellent showing during the fiscal year. What accounted for the strong performance?

A: This was a fairly good year for the global credit markets, as both emerging markets and domestic high-yield markets saw spreads tighten through much of the period. While that tightening slowed in the emerging markets in mid-summer, it continued in the U.S. markets though September.

   Then, in late October, the market changed dramatically, as currency crises shook the Asian markets and rattled investors in other emerging markets. Prior to the crisis, emerging market spreads - the yield difference between emerging market bonds and U.S. Treasuries with similar maturities - had been in the 300 basis point (3.0%) range. At the height of the currency crisis, these spreads rose to as high as 900 basis points before rallying back to the 600 basis point level. Those volatile shifts all occurred within a period of several days in the last week of October, creating a most difficult climate as the period came to a close.

Q: How did you manage to avoid the downturn that rocked so many of the fixed-income markets?

A: Primarily by emphasizing the U.S. while reducing our exposure to foreign markets. Interestingly, we were able to avoid much of the volatility of the global markets even while increasing the Portfolio's overall duration - a measure of relative interest rate risk. On October 31, the Portfolio's duration was 3.8 years, up from 2.9 a year ago. We increased the Portfolio's exposure to high-grade bonds - to 53% on October 31 from 43% a year earlier - with our strongest weighting in U.S. mortgage-backed securities.

   The U.S. market has benefited from manageable growth and continued low inflation. That combination has proven a very favorable backdrop for domestic bonds. In addition, U.S.-backed securities represent an investment in the very highest-quality issuer as well as providing excellent liquidity in an increasingly volatile market.

--------------------------------------------------------------------------------

Five Largest Currency Exposures/1/
-----------------------------------------------
By total net assets

[BAR GRAPH APPEARS HERE]

United States                           85.4%
Norway                                   3.3%
Germany                                  2.7%
India                                    2.5%
Ireland                                  2.2%

U.S. Portion - Sector Allocation/1/
-----------------------------------------------
By total net assets

[PIE GRAPH APPEARS HERE]

Seasoned Mortgage-backed Securities     59.8%
High-Yield Corporates                   21.3%
Commercial Paper                        13.5%
Put Bonds                                3.3%
U.S. Treasuries                          2.1%

/1/ Because the Portfolio is actively managed, currency exposures and sector allocations are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

EV Marathon Strategic Income Fund as of October 31, 1997

MANAGEMENT DISCUSSION CONT'D

Q: Why did you focus predominantly on mortgage-backed securities?

A: In my view, mortgage-backed securities (MBS) were the sector of the market with the least potential for spread widening. Accordingly, we raised this segment of the Portfolio to 48% at October 31 from 35% a year ago. As investors may know, MBS represent pools of homeowners' mortgages. MBS provide a yield advantage over Treasuries and are especially attractive in a stable interest rate environment. And because they are U.S. government-backed, they are of the highest quality.

   We focus on the seasoned segment of the MBS market. In aggregate, seasoned MBS have highly predictable prepayment rates - the rates at which homeowners prepay their mortgages. Their predictability makes seasoned securities preferable to their unseasoned counterparts, which may provide uneven cash flows and require investors to reinvest at unfavorable interest rates.

Q: Did you increase your commitments to U.S. high-yield bonds?

A: Yes. As part of our shift to the U.S., we increased our investments in U.S.
   high-yield corporate bonds. The U.S. high-yield bond market performed very well during the year. The economy remained in high gear and corporate earnings continued to improve. Also, the strong performance of the stock market increased the equity capitalization of these companies, thereby improving debt-to-equity ratios. The high-yield market was further aided by a surge in the number of mergers and industry consolidations. This trend was witnessed across a broad array of industries, leading to larger, better capitalized companies. While the high-yield market felt some volatility along with the emerging markets in late October, the impact was much less pronounced. Domestic high-yield spreads, meanwhile, which had been 300 basis points, rose to 400 before settling back to 350.

Q: What were the difficulties in the Asian markets?

A: Several countries in southeast Asia -- including Indonesia, Thailand, and the Philippines -- have been forced to sharply devalue their currencies in recent months. In light of the countries' continuing current account deficits, their currencies were grossly overvalued. While they tried gamely to defend their currencies, their underlying economic fundamentals, as well as speculative raids by currency traders, made devaluation inevitable. As the trend toward devaluation rolled through Asia, financial markets were destabilized, with some of that instability spreading to other emerging markets.

Q: How have you limited the Portfolio's foreign exposure?

A: We used a variety of measures during the year to reduce the Portfolio's international credit exposure. The most significant move was the aforementioned shift to the U.S. market, but we also sharply scaled back our holdings in several vulnerable areas.

   The most dramatic cuts in foreign positions were those in southeast Asia, where high yields had attracted us from 1994 through 1996. Although we suffered losses in our Philippine peso and Indonesian rupiah positions, they were partially offset by our short position in the Japanese yen. The Japanese economy remains so weak that the central bank will require a continued, accommodative monetary policy.

   Our Brady bond positions, 13.1% of the Portfolio a year ago, were gradually reduced during the period, ending the fiscal year at 9.2%. The largest reductions among the Brady nations were in Brazil and Argentina, the countries in Latin America that suffered the brunt of the October crisis. Brazil, for example, continues to champion economic reforms, but suffers from a nagging current account deficit.

EV Marathon Strategic Income Fund as of October 31, 1997
Management Discussion Cont'd


   In Eastern Europe, where we had a 16% exposure a year ago, we now have only a 1% position in Bulgarian Brady bonds and no foreign currency exposure whatsoever. In Western Europe, we've held modest positions in the German mark and in Irish government bonds. Germany has maintained an artificially weak mark in recent years in order to promote European monetary union (EMU). Now that EMU appears certain, the Bundesbank is in good position to ultimately raise interest rates. Meanwhile, Ireland's buoyant economy appears to have assured its entry into the first wave of EMU.

Q: Mark, what is your outlook for the coming year?

A: Given current conditions, most risk/reward factors favor the U.S. market. The
   U.S. continues to benefit from moderate growth, low inflation, and a political stability that encourages a flight to high-quality, dollar-denominated securities.

   Elsewhere, it's apparent that the Japanese yen is likely to weaken further as Japan's economic fundamentals deteriorate. The opposite is true of Germany, which has kept interest rates artificially low. Thus, we should see the German mark strengthen somewhat in coming months.

   As I indicated earlier, we have exited most of the emerging markets, although we may very well see some interesting opportunities appear once the markets have settled from their recent instability. That flexibility is among the most appealing aspects of Strategic Income Portfolio. It allowed us to move nimbly earlier in the fiscal year and thus avoid the difficulties in some foreign markets. Fortunately, our charter is broad enough to include a fairly wide range of investments in terms of credit quality as well as country of origin. I believe that same flexibility will allow us to take advantage of future global opportunities as they occur.


Comparison of Change in Value of a $10,000 Investment in the Fund vs. the J.P. Morgan Hedged Short-Term Global Index*
From November 30, 1990, through October 31, 1997

                           [LINE GRAPH APPEARS HERE]

                                       J.P. Morgan
                    EV Marathon           Hedged           Consumer
                     Strategic          Short-Term          Price
  Date              Income Fund        Global Index         Index
11/30/90              $10,000             $10,000          $10,000
12/31/91               $9,973             $10,098          $10,000
 1/31/91              $10,091             $10,191          $10,060
 2/28/91              $10,197             $10,279          $10,075
 3/31/91              $10,340             $10,341          $10,090
 4/30/91              $10,438             $10,431          $10,105
 5/31/91              $10,580             $10,507          $10,135
 6/30/91              $10,553             $10,529          $10,164
 7/31/91              $10,550             $10,595          $10,179
 8/31/91              $10,640             $10,732          $10,209
 9/30/91              $10,739             $10,833          $10,254
10/31/91              $10,819             $10,931          $10,269
11/30/91              $10,732             $11,013          $10,299
12/31/91              $10,794             $11,151          $10,306
 1/31/92              $10,840             $11,176          $10,321
 2/28/92              $10,952             $11,206          $10,359
 3/31/92              $10,958             $11,189          $10,411
 4/30/92              $11,109             $11,274          $10,426
 5/31/92              $11,185             $11,360          $10,441
 6/30/92              $11,222             $11,439          $10,478
 7/31/92              $11,239             $11,520          $10,501
 8/31/92              $11,079             $11,573          $10,531
 9/30/92              $10,719             $11,697          $10,561
10/31/92              $10,662             $11,713          $10,598
11/30/92              $10,626             $11,707          $10,613
12/31/92              $10,719             $11,806          $10,605
 1/31/93              $10,762             $11,900          $10,658
 2/28/93              $11,015             $12,003          $10,695
 3/31/93              $11,102             $12,042          $10,732
 4/30/93              $11,192             $12,108          $10,762
 5/31/93              $11,261             $12,111          $10,777
 6/30/93              $11,341             $12,222          $10,792
 7/31/93              $11,545             $12,263          $10,792
 8/31/93              $11,603             $12,351          $10,822
 9/30/93              $11,487             $12,380          $10,845
10/31/93              $11,782             $12,444          $10,889
11/30/93              $11,740             $12,469          $10,897
12/31/93              $11,880             $12,543          $10,897
 1/31/94              $12,073             $12,591          $10,927
 2/28/94              $11,738             $12,493          $10,964
 3/31/94              $11,097             $12,452          $11,001
 4/30/94              $11,184             $12,418          $11,016
 5/31/94              $11,352             $12,421          $11,024
 6/30/94              $10,920             $12,424          $11,061
 7/31/94              $10,973             $12,513          $11,091
 8/31/94              $11,136             $12,516          $11,136
 9/30/94              $11,130             $12,513          $11,166
10/31/94              $11,154             $12,562          $11,173
11/30/94              $11,284             $12,576          $11,188
12/31/94              $11,254             $12,590          $11,188
 1/31/95              $11,047             $12,744          $11,233
 2/28/95              $11,022             $12,896          $11,278
 3/31/95              $10,992             $12,998          $11,315
 4/30/95              $11,474             $13,122          $11,353
 5/31/95              $11,920             $13,350          $11,375
 6/30/95              $11,802             $13,399          $11,398
 7/31/95              $11,898             $13,496          $11,398
 8/31/95              $12,110             $13,604          $11,428
 9/30/95              $12,350             $13,700          $11,450
10/31/95              $12,419             $13,817          $11,487
11/30/95              $12,662             $13,967          $11,480
12/31/95              $12,880             $14,086          $11,472
 1/31/96              $13,394             $14,225          $11,540
 2/28/96              $13,132             $14,181          $11,577
 3/31/96              $13,219             $14,206          $11,637
 4/30/96              $13,500             $14,296          $11,682
 5/31/96              $13,572             $14,345          $11,704
 6/30/96              $13,780             $14,429          $11,712
 7/31/96              $13,812             $14,505          $11,734
 8/31/96              $14,049             $14,602          $11,756
 9/30/96              $14,487             $14,760          $11,794
10/31/96              $14,714             $14,915          $11,831
11/30/96              $15,164             $15,063          $11,854
12/31/96              $15,223             $15,109          $11,854
 1/31/97              $15,539             $15,199          $11,891
 2/28/97              $15,685             $15,233          $11,928
 3/31/97              $15,534             $15,218          $11,958
 4/30/97              $15,640             $15,351          $11,973
 5/31/97              $15,767             $15,446          $11,966
 6/30/97              $15,907             $15,569          $11,981
 7/31/97              $16,219             $15,697          $11,996
 8/31/97              $16,013             $15,725          $12,018
 9/30/97              $16,275             $15,846          $12,048
10/31/97              $16,250             $15,929          $12,078

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                10.4%

Five years                                                               8.8

Life of Fund (11/26/90)                                                  7.2

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                                                 5.4%

Five years                                                               8.5

Life of Fund (11/26/90)                                                  7.2

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 11/26/90. Index information is only available at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

    The chart compares the Fund's total return with that of the J.P. Morgan Hedged Short-Term Global Index, a broad-based, unmanaged market index of short-term, global bonds, and the Consumer Price Index, a widely recognized measure of inflation. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. The Indices' total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

 + Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable CDSC based on the following schedule: 5%-1st year; 5%-2nd year; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

EV Marathon Strategic Income Fund as of October 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of October 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Strategic Income Portfolio, at value                 $113,713,046
    (Note 1A) (identified cost, $108,145,773)
Investment in High Income Portfolio, at value
    (Note 1A) (identified cost, $17,414,617)                         17,353,707
Receivable for Fund shares sold                                         422,450
--------------------------------------------------------------------------------
Total assets                                                       $131,489,203
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Dividends payable                                                  $    588,938
Payable for Fund shares redeemed                                        205,556
Payable to affiliate for Trustees' fees (Note 4)                            281
Accrued expenses                                                         98,228
--------------------------------------------------------------------------------
Total liabilities                                                  $    893,003
--------------------------------------------------------------------------------
Net Assets for 13,786,594 shares of
     beneficial interest outstanding                               $130,596,200
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $133,924,682
Accumulated net realized loss on investments from Portfolios
    (computed on the basis of identified cost)                       (9,828,796)
Accumulated undistributed net investment income                         993,951
Net unrealized appreciation of investments from Portfolios
    (computed on the basis of identified cost)                        5,506,363
--------------------------------------------------------------------------------
Total                                                              $130,596,200
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
--------------------------------------------------------------------------------
($130,596,200 / 13,786,594 shares of
    beneficial interest outstanding)                               $       9.47
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 1997
Investment Income (Notes 1B and 8)
--------------------------------------------------------------------------------
Interest income allocated from Portfolios                          $ 11,733,025
Expenses allocated from Portfolios                                   (1,125,925)
--------------------------------------------------------------------------------
Net investment income from Portfolios                              $ 10,607,100
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Distribution and service fees (Note 5)                             $  1,237,629
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                                 3,308
Transfer and dividend disbursing agent fees                             151,199
Printing and postage                                                     84,048
Legal and accounting services                                            24,417
Registration fees                                                        20,351
Custodian fee                                                            14,931
Miscellaneous                                                            47,900
--------------------------------------------------------------------------------
Total expenses                                                     $  1,583,783
--------------------------------------------------------------------------------

Net investment income                                              $  9,023,317
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolios (Note 8)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $  1,354,742
    Financial futures contracts                                        (296,446)
    Foreign currency transactions                                     5,335,937
--------------------------------------------------------------------------------
Net realized gain on investments                                   $  6,394,233
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                        $ (3,077,613)
    Financial futures contracts                                         815,908
    Foreign currency transactions                                       (76,476)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                                 $ (2,338,181)
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                    $  4,056,052
--------------------------------------------------------------------------------

Net increase in net assets from operations                         $ 13,079,369
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Strategic Income Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                       Year Ended           Year Ended
in Net Assets                             October 31, 1997     October 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income                     $  9,023,317          $10,110,231
    Net realized gain on investments             6,394,233            9,539,060
    Net change in unrealized
      appreciation (depreciation)
      of investments                            (2,338,181)           3,747,829
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                           $ 13,079,369         $ 23,397,120
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                $ (9,023,317)        $(10,110,231)
    In excess of net investment income          (1,758,107)            (748,802)
--------------------------------------------------------------------------------
Total distributions to shareholders           $(10,781,424)        $(10,859,033)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3)  --
    Proceeds from sale of shares              $ 21,726,736         $  7,147,913
    Net asset value of shares issued to
       shareholders in payment of
       distributions declared                    5,147,130            5,396,728
    Cost of shares redeemed                    (28,246,800)         (46,178,157)
--------------------------------------------------------------------------------
Net decrease in net assets from Fund
    share transactions                        $ (1,372,934)        $(33,633,516)
--------------------------------------------------------------------------------

Net increase (decrease) in net assets         $    925,011         $(21,095,429)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                          $129,671,189         $150,766,618
--------------------------------------------------------------------------------
At end of year                                $130,596,200         $129,671,189
--------------------------------------------------------------------------------

Accumulated undistributed net investment
income included in net assets
--------------------------------------------------------------------------------
At end of year                                $    993,951         $    522,270
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Strategic Income Fund as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                         Year Ended October 31,
                                                                       ----------------------------------------------------------
                                                                         1997        1996       1995        1994+      1993
---------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                                  $  9.310    $  8.500   $  8.290    $  9.410   $  9.120
---------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $  0.657    $  0.655   $  0.726    $  0.645   $  0.239
Net realized and unrealized gain (loss) on investments                    0.288       0.858      0.167      (1.135)     0.683
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $  0.945    $  1.513   $  0.893    $ (0.490)  $  0.922
---------------------------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $ (0.657)   $ (0.655)  $ (0.361)   $ (0.343)  $ (0.632)
In excess of net investment income                                       (0.128)     (0.048)        --          --         --
From tax return of capital                                                   --          --     (0.322)     (0.290)        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (0.785)   $ (0.703)  $ (0.683)   $ (0.633)  $ (0.632)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $  9.470    $  9.310   $  8.500    $  8.290   $  9.410
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                         10.44%      18.48%     11.34%      (5.33)%    10.51%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $130,596    $129,671   $150,767    $233,139   $381,227
Ratio of net expenses to average daily net assets/(2)/                     2.08%       2.17%      2.18%       2.00%      1.99%
Ratio of net investment income to average daily net assets                 6.91%       7.38%      7.85%       7.24%      7.53%
Portfolio Turnover/(3)/                                                      --          --         --          55%        55%
---------------------------------------------------------------------------------------------------------------------------------

+ Per share data has been computed based on average shares outstanding during the period.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of the Portfolio's allocated expenses.

/(3)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolios is shown in each Portfolios financial statements.


                       See notes to financial statements

EV Marathon Strategic Income Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Marathon Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York Trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (93.8% and 2.1% at October 31, 1997, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors.

  On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer two classes of shares and, effective November 1, 1997 the existing shares of the Fund will be designated Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of EV Classic Strategic Income Fund. The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Classic Fund will receive Class C shares of the Fund. The reorganization will occur after the close of business, October 31, 1997.

  A Investment Valuation -- Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Portfolios Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 1997, the Fund, for Federal income tax purposes, had a capital loss carryover of $9,088,297, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers will expire on, October 31, 2002 ($4,475,178), and October 31, 2003 ($4,613,119).

  D Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

EV Marathon Strategic Income Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS Cont'd


  E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolios. Pursuant to the respective custodian agreements, IBT receives fees reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolios maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of expenses on the Statement of Operations.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Capital Stock
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value). Transactions in capital stock were as follows:

                                            Year Ended         Year Ended
                                            October 31,1997    October 31, 1996
  ------------------------------------------------------------------------------
  Sales                                           2,277,649             801,649
  Issued to shareholders
    electing to receive payments
    of distributions in capital stock               539,780             608,806
  Redemptions                                    (2,963,088)         (5,223,821)
  ------------------------------------------------------------------------------
  Net decrease                                     (145,659)         (3,813,366)
  ------------------------------------------------------------------------------


4 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolios' Notes to financial statements. Certain of the officers and Trustees of the Fund and Portfolios' are officers and directors/trustees of the above organizations (Note 5). Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

5 Distribution Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan, which is approved annually, requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.50% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 1997, the Fund paid or accrued $979,078, payable to EVD representing 0.75% (annualized) of average daily net assets. At October 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $19,584,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not to exceed 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal

EV Marathon Strategic Income Fund as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS Cont'd


  Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund paid or accrued service fees to or payable to EVD for the year ended October 31, 1997 in the amount of $258,551. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain of the officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within four years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the first year of redemption after purchase, declining one-half of one percentage point in the second and third years and one percentage point in the fourth and fifth years. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $25,000 of CDSC paid by shareholders for the year ended October 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 1997, aggregated $27,012,915 and $58,408,167, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio aggregated $20,693,020 and $3,619,785, respectively.

8 Investment in Portfolios
  ------------------------------------------------------------------------------
  For the year ended October 31, 1997, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                    Strategic Income    High Income
                                       Portfolio         Portfolio     Total
  ------------------------------------------------------------------------------
  Interest income                   $ 11,454,286        $278,739   $ 11,733,025
  Expenses                            (1,108,239)        (17,686)    (1,125,925)
  ------------------------------------------------------------------------------
  Net investment income             $ 10,346,047        $261,053   $ 10,607,100
  ------------------------------------------------------------------------------
  Net realized gain (loss)--
    Investment transactions         $  1,274,413        $ 80,329   $  1,354,742
    Financial futures contracts         (296,446)             --       (296,446)
    Foreign currency transactions      5,335,937              --      5,335,937
  ------------------------------------------------------------------------------
  Net realized gain on investments  $  6,313,904        $ 80,329   $  6,394,233
  ------------------------------------------------------------------------------
  Change in unrealized
    appreciation (depreciation)--
    Investment transactions         $ (3,016,703)       $(60,910)  $ (3,077,613)
    Financial futures contracts          815,908              --        815,908
    Foreign currency transactions        (76,476)             --        (76,476)
  ------------------------------------------------------------------------------
  Net change in unrealized
    appreciation (depreciation)
    of investments                  $ (2,277,271)       $(60,910)  $ (2,338,181)
  ------------------------------------------------------------------------------

9 Subsequent Event
  ------------------------------------------------------------------------------
  Effective November 1, 1997, the Fund changed its name to Eaton Vance Strategic Income Fund and shares of the Fund are designated Class B shares. An additional class of shares is also offered.

EV Marathon Strategic Income Fund  as of October 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Eaton Vance Mutual Funds Trust and Shareholders of EV Marathon Strategic Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Marathon Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Marathon Strategic Income Fund, a series of Eaton Vance Mutual Funds Trust, as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended October 31, 1997, and the financial highlights for each of the five years ended October 31, 1997, in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.
                                            Boston, Massachusetts
                                            December 5, 1997

Strategic Income Portfolio  as of October 31, 1997

PORTFOLIO OF INVESTMENTS

Bonds & Notes -- 87.2%

                                                      Principal    U.S. $ Value
--------------------------------------------------------------------------------
Argentina -- 3.2%                                     U.S. Dollar
--------------------------------------------------------------------------------
Argentina Discount Bond (Brady),
    6.875%, 3/31/23                                     4,750,000  $  3,764,375
--------------------------------------------------------------------------------
Total Argentina (identified cost, $3,438,378)                      $  3,764,375
--------------------------------------------------------------------------------

Brazil -- 2.2%                                        U.S. Dollar
--------------------------------------------------------------------------------
Brazil Discount Bond (Brady), 6.688%, 4/15/24           3,500,000  $  2,651,250
--------------------------------------------------------------------------------
Total Brazil (identified cost, $2,419,632)                         $  2,651,250
--------------------------------------------------------------------------------

Bulgaria -- 1.2%                                      U.S. Dollar
--------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady), 6.688%, 7/28/24         2,000,000  $  1,393,750
--------------------------------------------------------------------------------
Total Bulgaria (identified cost, $1,397,500)                       $  1,393,750
--------------------------------------------------------------------------------

Ecuador -- 2.4%                                       U.S. Dollar
--------------------------------------------------------------------------------
Ecuador Discount Bond (Brady), 6.688%, 2/28/25          4,100,000  $  2,885,375
--------------------------------------------------------------------------------
Total Ecuador (identified cost, $2,513,100)                        $  2,885,375
--------------------------------------------------------------------------------

Indonesia -- 0.5%                                     U.S. Dollar
--------------------------------------------------------------------------------
APP Global Finance III, 10.094%, 4/17/02/(1)/             600,000  $    543,000
--------------------------------------------------------------------------------
Total Indonesia (identified cost, $549,583)                        $    543,000
--------------------------------------------------------------------------------

Ireland -- 5.2%                                        Irish Punt
--------------------------------------------------------------------------------
Irish Government, 9.25%, 7/11/03                        3,500,000  $  6,159,556
--------------------------------------------------------------------------------
Total Ireland (identified cost, $6,052,161)                        $  6,159,556
--------------------------------------------------------------------------------

Morocco -- 1.5%                                     Deutsche Mark
--------------------------------------------------------------------------------
Snap Limited, 11.50%, 1/29/09                           3,000,000  $  1,814,709
--------------------------------------------------------------------------------
Total Morocco (identified cost, $1,853,583)                        $  1,814,709
--------------------------------------------------------------------------------

Norway -- 3.9%                                    Norwegian Krone
--------------------------------------------------------------------------------
Norway Government, 6.75%, 1/15/07                      20,000,000  $  3,041,533
--------------------------------------------------------------------------------
Norway Government, 7.00%, 5/31/01                      10,000,000     1,510,792
--------------------------------------------------------------------------------
Total Norway (identified cost, $4,587,443)                         $  4,552,325
--------------------------------------------------------------------------------

The Philippines -- 0.8%                               U.S. Dollar
--------------------------------------------------------------------------------
JG Summit Cayman, 3.50%, 12/23/03                       1,500,000  $    937,500
--------------------------------------------------------------------------------
Total The Philippines (identified cost, $1,203,147)                $    937,500
--------------------------------------------------------------------------------

United Kingdom -- 2.0%                                U.S. Dollar
--------------------------------------------------------------------------------
Diamond Cable Communications Co., PLC, 144A, Sr.
    Disc. Notes, 10.75% (0% until 2002), 2/15/07        2,000,000  $  1,280,000
--------------------------------------------------------------------------------
Newsquest Capital Corp., Sr. Sub. Note,
    11.00%, 5/01/06                                     1,000,000  $  1,110,000
--------------------------------------------------------------------------------
Total United Kingdom (identified cost, $2,287,751)                 $  2,390,000
--------------------------------------------------------------------------------

United States -- 64.3%                                U.S. Dollar
--------------------------------------------------------------------------------
Corporate Bonds & Notes -- 5.7%
Applied Extrusion Inc., Sr. Notes, 11.50%, 4/01/02      1,000,000  $  1,070,000
Dayton Hudson MTN, 9.52%, 6/10/15                         350,000       421,817
Overhead Door Corp., Sr. Notes, 12.25%, 2/01/00         1,500,000     1,558,125
TRW Inc., Medium Term Notes, 9.35%, 6/04/20             1,900,000     2,432,266
United International -Series B, 0.00%, 11/15/99         1,500,000     1,245,000
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost, $6,165,695)        $  6,727,208
--------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 56.6%
Federal Home Loan Mortgage Corp.:
    4.75%, with various maturities to 2003                 24,292  $     23,795
    5.50%, with maturity at 2019                            3,273         3,293
    8.00%, with various maturities to 2021              9,418,342     9,861,664
    8.50%, with various maturities to 2019              2,679,237     2,866,629
    9.00%, with maturity at 2019                          803,984       871,583
    9.25%, with maturity at 2010                        2,199,386     2,351,495
    12.50%, with maturity at 2011                         108,926       126,230
    12.75%, with maturity at 2013                         157,544       183,817
    13.25%, with maturity at 2013                         144,461       170,204
    13.50%, with maturity at 2019                         417,207       496,891
--------------------------------------------------------------------------------
                                                                   $ 16,955,601
--------------------------------------------------------------------------------
Federal National Mortgage Association:
    4.75%, with maturity at 1999                           15,378  $     15,383
    5.00%, with maturity at 2003                          106,659       104,889
    5.50%, with various maturities to 2012                 48,537        48,519
    7.50%, with various maturities to 2018              4,268,264     4,422,837
    8.00%, with various maturities to 2013              3,544,195     3,712,349
    8.25%, with maturity at 2007                        3,419,514     3,569,268
    8.50%, with various maturities to 2026              5,953,380     6,383,078
    9.00%, with maturity at 2010                        1,835,874     1,970,099
    12.00%, with maturity at 2015                       1,367,404     1,584,668
    12.50%, with various maturities to 2019             8,389,207     9,858,347
    12.75%, with maturity at 2014                         175,976       210,147
    13.00%, with various maturities to 2015             3,453,864     4,109,676
    13.25%, with maturity at 2014                         232,442       280,774
    13.50%, with various maturities to 2015             1,897,416     2,263,990
    14.75%, with various maturities to 2012             2,380,057     2,943,082
--------------------------------------------------------------------------------
                                                                   $ 41,477,106
--------------------------------------------------------------------------------
Government National Mortgage Association:
    6.50%, with various maturities to 2007                942,604  $    953,636

                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                        Principal  U.S. $ Value
--------------------------------------------------------------------------------

United States (continued)
--------------------------------------------------------------------------------
Government National Mortgage Association (continued):
    7.50%, with various maturities to 2017              1,329,260  $  1,398,413
    9.00%, with maturity at 2016                        1,069,231     1,158,067
    12.50%, with maturity at 2019                       3,766,600     4,443,232
    13.50%, with various maturities to 2014               329,690       402,100
--------------------------------------------------------------------------------
                                                                   $  8,355,448
--------------------------------------------------------------------------------
Total Mortgage Pass-Throughs (identified cost, $66,035,145)        $ 66,788,155
--------------------------------------------------------------------------------
U.S. Treasury Bond -- 2.0%
United States Treasury Bond, 11.75%, 2/15/01/(2)/
    (identified cost, $2,603,438)                       2,000,000  $  2,357,180
--------------------------------------------------------------------------------
Total United States (identified cost, $74,804,278)                 $ 75,872,543
--------------------------------------------------------------------------------

Total Bonds & Notes
    (identified cost $101,106,556)                                 $102,964,383
--------------------------------------------------------------------------------


Short-Term
Investments -- 12.8%                                    U.S. Dollar
Banque National De Paris, Euro Time-deposit Cayman
    Islands, 5.625%, 11/03/97                           4,100,000  $  4,100,000
Postipanki, NY Cayman Time Deposit,
    5.620%, 11/03/97                                    5,000,000     5,000,000
Skandinaviska Enskilada Banken Time Deposit,
    5.625%, 11/03/97                                    6,002,730     6,002,730
--------------------------------------------------------------------------------

Total Short-Term Investments
    (at amortized cost $15,102,730)                                $ 15,102,730
--------------------------------------------------------------------------------

Total Investments -- 100.0%
    (identified cost $116,209,286)                                 $118,067,113
--------------------------------------------------------------------------------

/(1)/ Variable rate security.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

FINANCIAL STATEMENTS

Statement of Assets & Liabilities



As of October 31, 1997
Assets
------------------------------------------------------------------------------------------
Investments, at value (Note 1A) (identified cost, $116,209,286)           $   118,067,113
Cash                                                                               70,312
Receivable for investments sold                                                    23,925
Interest receivable                                                             1,520,911
Receivable for daily variation margin on open financial
     futures contracts (Note 5)                                                    70,961
Receivable for open forward foreign currency contracts (Note 1H)                2,956,076
Deferred organization expenses (Note 1J)                                            6,254
------------------------------------------------------------------------------------------
Total assets                                                              $   122,715,552
------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------
Payable for investments purchased                                         $     1,434,281
Payable to affiliate for Trustees' fees (Note 2)                                      689
Accrued expenses                                                                   24,583
------------------------------------------------------------------------------------------
Total liabilities                                                         $     1,459,553
------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                 $   121,255,999
------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                   $   115,644,338
Net unrealized appreciation of investments (computed on the
     basis of identified cost)                                                  5,611,661
------------------------------------------------------------------------------------------
Total                                                                     $   121,255,999
------------------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
October 31, 1997
Investment Income (Note 1B)
------------------------------------------------------------------------------------------
Interest income                                                           $    11,644,406
------------------------------------------------------------------------------------------
Total income                                                              $    11,644,406
------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                           $       679,210
Administration fee (Note 2)                                                       195,786
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                                     8,729
Custodian fee                                                                     164,817
Legal and accounting services                                                      67,135
Amortization of organization expenses (Note 1J)                                     4,709
Miscellaneous                                                                       7,032
------------------------------------------------------------------------------------------
Total expenses                                                            $     1,127,418
------------------------------------------------------------------------------------------

Net investment income                                                     $    10,516,988
------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
------------------------------------------------------------------------------------------
Net realized gain (loss)--
     Investment transactions                                              $     1,249,916
     Financial futures contracts                                                 (308,110)
     Foreign currency transactions                                              5,418,169
------------------------------------------------------------------------------------------
Net realized gain on investments                                          $     6,359,975
------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investment transactions (identified cost basis)                      $    (3,069,262)
     Financial futures contracts                                                  891,508
     Foreign currency transactions                                               (128,907)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                                       $    (2,306,661)
------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                           $     4,053,314
------------------------------------------------------------------------------------------

Net increase in net assets from operations                                $    14,570,302
------------------------------------------------------------------------------------------

                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                     Year Ended           Year Ended
in Net Assets                           October 31, 1997     October 31, 1996
--------------------------------------------------------------------------------
From operations --
    Net investment income                   $ 10,516,988         $ 11,982,292
    Net realized gain on investments           6,359,975            9,573,199
    Net change in unrealized
       appreciation (depreciation)
       of investments                         (2,306,661)           3,820,588
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                         $ 14,570,302         $ 25,376,079
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                           $ 36,154,026         $ 10,557,996
    Withdrawals                              (61,875,128)         (56,110,565)
--------------------------------------------------------------------------------
Net decrease in net assets from
    capital transactions                    $(25,721,102)        $(45,552,569)
--------------------------------------------------------------------------------

Net decrease in net assets                  $ (11,150,80)        $(20,176,490)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                        $132,406,799         $152,583,289
--------------------------------------------------------------------------------
At end of year                              $121,255,999         $132,406,799
--------------------------------------------------------------------------------


                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                                        Year Ended October 31,
                                                                         ----------------------------------------------------
                                                                            1997         1996          1995         1994*
-----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.86%        0.86%         0.84%        0.82%+
Net investment income                                                        8.06%        8.62%         9.08%        8.41%+
Portfolio Turnover                                                             77%          71%           78%          71%
-----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000s omitted)                                 $121,256     $132,407      $152,583     $236,469
------------------------------------------------------------------------------------------------------------------------------

+  Annualized.
* For the period from the start of business, March 1, 1994, to October 31, 1994.




                       See notes to financial statements

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to provide a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Debt securities (other than mortgage-backed, "pass-through," securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, "pass-through," securities are valued using a matrix pricing system which takes into account yield differentials, anticipated prepayments and interest rates. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

  C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments. The Portfolio has elected, under Section 1092 of the Internal Revenue Code (the Code), to utilize mixed straddle accounting for certain designated classes of activities involving domestic options and domestic financial futures contracts in determining recognized gains and losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains and losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

  D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin"), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("variation margin") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

  F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  G Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

  H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

  I Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

  J Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  K Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses on the Statement of Operations.

  L Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  M Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  ended October 31, 1997, the fee was equivalent to 0.52% of the Portfolio's average net assets for such period and amounted to $679,210. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $195,786 for the year ended October 31, 1997.

  Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 1997, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

4 Investment Transactions
--------------------------------------------------------------------------------
  The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 1997, the Portfolio had invested approximately 16.7% of its net assets or approximately $20,253,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 1997 were as follows:


  Purchases
  ------------------------------------------------------------------------------
  Investments (non-U.S. Government)               $46,252,396
  U.S. Government Securities                       43,636,016
  ------------------------------------------------------------------------------
                                                  $89,888,412
  ------------------------------------------------------------------------------

  Sales
  ------------------------------------------------------------------------------
  Investments (non-U.S. Government)               $84,545,598
  U.S. Government Securities                       12,274,628
  ------------------------------------------------------------------------------

                                                  $96,820,226
  ------------------------------------------------------------------------------


5 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Strategic Income Portfolio as of October 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


     A summary of obligations under these financial instruments at October 31, 1997 is as follows:


     Forward Foreign Currency Exchange Contracts

     Sales
     -------------------------------------------------------------------------------
                                                                     Net Unrealized
     Settlement                                In Exchange for       Appreciation
     Date          Deliver                     (in U.S. dollars)     (Depreciation)
     -------------------------------------------------------------------------------
     11/24/97      Australian Dollar
                   2,000,000                    $ 1,461,960            $   55,580
     11/5/97-      Belgian Franc
     11/17/97      721,805,951                   23,745,222             3,473,632
     11/24/97      British Pound Sterling
                   1,184,016                      1,932,314               (47,078)
     12/17/97      Indonesian Rupiah
                   5,301,750,000                  1,707,488               259,122
     11/28/97      Irish Punt
                   2,070,000                      3,034,620               (72,842)
     11/14/97-     Japanese Yen
     1/28/98       652,000,000                    5,508,447                50,977
     12/2/97       Singapore Dollar
                   3,000,000                      1,982,161                91,285
     11/20/97      Thai Baht
     12/26/97      103,200,000                    3,038,041               527,882
     -------------------------------------------------------------------------------
                                                $42,410,253            $4,338,558
     -------------------------------------------------------------------------------


     Purchases
     -------------------------------------------------------------------------------
                                                                     Net Unrealized
     Settlement                                Deliver               Appreciation
     Date          In Exchange For             (in U.S. dollars)     (Depreciation)
     -------------------------------------------------------------------------------
     11/24/97      Australian Dollar
                   2,000,000                      $ 1,386,420          $    19,960
     11/5/97-      Belgian Franc
     11/28/97      607,265,306                     16,849,206              208,547
     11/17/97      Deutsche Mark
                   3,400,000                        1,910,112               59,944
     12/17/97-     Indonesian Rupiah
     12/26/97      14,301,750,000                   5,470,246           (1,566,209)
     11/14/97      Indian Rupee
                   127,750,000                      3,500,000                6,403
     12/02/97      Singapore Dollar
                   3,000,000                        2,002,002             (111,127)
     -------------------------------------------------------------------------------
                                                  $31,117,986          $(1,382,482)
     -------------------------------------------------------------------------------


     Futures Contracts
     -------------------------------------------------------------------------------
                                                                   Net
                                                                   Unrealized
      Expiration                                                   Appreciation
      Date          Contracts                    Position          (Depreciation
      ------------------------------------------------------------------------------
       12/97        109 US 5 year Treasury
                    Note Futures                 Long              $202,015
       12/97        200 US 30 year
                    Bond Futures                 Long               894,256
       12/97        10 German 10 year
                    Bond Futures                 Short               (2,643)
       12/97        62 French 10 year
                    Bond Futures                 Short               (2,278)
       12/97        8 Japanese 10 year
                    Bond Futures                 Short             (262,239)
       12/97        27 Italian 10 year
                    Bond Futures                 Short              (73,998)
      ------------------------------------------------------------------------------
                                                                   $755,113
      ------------------------------------------------------------------------------

    At October 31, 1997, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

6   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at October 31, 1997, as computed on a federal income tax basis, were as follows:


    Aggregate cost                             $117,099,817
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                $1,392,633

    Gross unrealized depreciation                  (425,337)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                    $967,296
    ----------------------------------------------------------------------------

Strategic Income Portfolio as of October 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders
of Strategic Income Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the two years ended October 31, 1997, and the supplementary data for each of the three years ended October 31, 1997, and for the period from March 1, 1994 (start of business) to October 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio, as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended October 31, 1997, and the supplementary data for each of the three years ended October 31, 1997, and for the period from March 1, 1994 (start of business) to October 31, 1994, in conformity with generally accepted accounting principles.


                                       COOPERS & LYBRAND L.L.P.
                                       Boston, Massachusetts
                                       December 5, 1997

EV Marathon Strategic Income Fund as of October 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Strategic Income Fund

    Officers                             Independent Trustees
    M. Dozier Gardner                    Donald R. Dwight
    President and Trustee                President, Dwight Partners, Inc.
                                         Chairman, Newspapers of New England, Inc.
    James B. Hawkes
    Vice President and Trustee           Samuel L. Hayes, III
                                         Jacob H. Schiff Professor of Investment
    William H. Ahern, Jr.                Banking, Harvard University Graduate School of
    Vice President                       Business Administration

    Thomas J. Fetter                     Norton H. Reamer
    Vice President                       President and Director, United Asset
                                         Management Corporation
    Michael B. Terry
    Vice President                       John L. Thorndike
                                         Formerly Director, Fiduciary Company Incorporated
    James L. O'Connor
    Treasurer                            Jack L. Treynor
                                         Investment Adviser and Consultant
    Alan R. Dynner
    Secretary

Strategic Income Portfolio

    Officers                             Independent Trustees
    James B. Hawkes                      Donald R. Dwight
    President and Trustee                President, Dwight Partners, Inc.
                                         Chairman, Newspapers of New England, Inc.
    Mark S. Venezia
    Vice President                       Samuel L. Hayes, III
                                         Jacob H. Schiff Professor of Investment
    James L. O'Connor                    Banking, Harvard University Graduate School of
    Treasurer                            Business Administration

    Alan R. Dynner                       Norton H. Reamer
    Secretary                            President and Director, United Asset
                                         Management Corporation

                                         John L. Thorndike
                                         Formerly Director, Fiduciary Company Incorporated

                                         Jack L. Treynor
                                         Investment Adviser and Consultant

Investment Adviser of
Strategic Income Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Marathon
Strategic Income Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer and Dividend Disbursing Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand  L.L.P.
One Post Office Square
Boston, MA 02109



EV Marathon Strategic Income Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                   M-SGSRC-12/97